                                                     PRELIMINARY PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                     ON2 TECHNOLOGIES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             ON2 TECHNOLOGIES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 30, 2002

    As a stockholder of ON2 TECHNOLOGIES, INC., a Delaware corporation (the "Company"), you are cordially invited to be present, either in person or by proxy, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at The American Stock Exchange, 86 Trinity Place, New York, New York in the Boardroom located on the Fourteenth Floor, at 9:30 a.m., local time, on April 30, 2002, for the following purposes:

    1. To elect a Board of eight (8) directors of the Company to serve until the next annual meeting of the stockholders or until their successors are duly elected and qualified;

    2. To approve the potential sale of up to 9,000,000 shares of Common Stock to Crossover Ventures, Inc. pursuant to the Common Stock Purchase Agreement, dated as of December 1, 2000, between Crossover Ventures, Inc. and the Company; and

    3. To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

    Only stockholders of record at the close of business on March 14, 2002 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The transfer books will not be closed.

    We hope you can attend the Annual Meeting in person. However, even if you plan to attend, we ask that you MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope, so that we may be assured of a quorum to transact business. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

    Your attention is directed to the attached Proxy Statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                          Douglas A. McIntyre
                                          President and Chief Executive Officer

New York, New York
March [  ], 2002

                             ON2 TECHNOLOGIES, INC.
                               EXECUTIVE OFFICES
                               145 HUDSON STREET
                            NEW YORK, NEW YORK 10013
                                 (917) 237-0500
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 30, 2002

    The Annual Meeting of Stockholders of On2 Technologies, Inc., a Delaware corporation, will be held on April 30, 2002, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors on behalf of the Company in connection with such meeting and any continuation or adjournment thereof. If the Annual Meeting is postponed or adjourned for any reason at any subsequent reconvening of the Annual Meeting, all proxies (except for those proxies that have been effectively revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, notwithstanding that such proxies may have been effectively voted on the same or any other matter at a previous meeting.

    The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit proxies in person or by telephone at no additional compensation. The Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request will reimburse such record holders for the costs of forwarding the material in accordance with customary charges.

    Any proxy given pursuant to this solicitation may be revoked by the filing with and receipt by the Secretary of the Company of a written revocation or duly executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Annual Meeting if he or she so desires. The persons named in the form of proxy solicited by the Board of Directors will vote all proxies which have been properly executed. If a stockholder specifies on such proxy a choice with respect to the proposal to be acted upon, the proxy will be voted in accordance with such specification. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE ELECTION OF EACH OF THE NAMED NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS LISTED ON THE PROXY CARD. If necessary, and unless the shares represented by the proxy are voted against the proposals herein, the persons named in the proxy also may vote in favor of a proposal to recess the Annual Meeting and to reconvene it on a subsequent date or dates without further notice, in order to solicit and obtain sufficient votes to approve the matters being considered at the Annual Meeting.

    A copy of the Company's Annual Report to Stockholders for the year 2001, including financial statements, has been sent simultaneously with this Proxy Statement or has been previously provided to all stockholders entitled to vote at the Annual Meeting.

    This Proxy Statement and the enclosed form of proxy are first being sent to the stockholders on or about March [ ], 2002.

                               VOTING SECURITIES

    Only holders of record of the Company's Common Stock at the close of business on March 14, 2002 (the "Record Date") have the right to receive notice
of and to vote at the Annual Meeting. As of the Record Date, [            ]
shares of Common Stock were issued and outstanding. Each holder of record of Common Stock is entitled to one vote for each share held with respect to all matters to be voted upon at the Annual Meeting. Voting rights of the Common Stock are noncumulative, so that holders of a majority of the outstanding shares represented at the Annual Meeting can elect all of the directors.

    Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. With respect to the election of directors, the 8 nominees receiving the greatest number of votes cast for the election of directors will be elected. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be required to act on Proposal 2 and all other matters to come before the meeting. Shares for which the holder has elected to abstain or has withheld authority to vote (including broker non-votes) on a matter will count toward a quorum but will have different effects on the outcome of the vote on such matter. An abstention from voting on a matter (other than the election of directors) has the same legal effect as a vote against the matter, even though the stockholder may interpret such action differently. A "broker non-vote" is a vote withheld by a broker on a particular matter in accordance with stock exchange regulations because the broker has not received instructions from the customer for whose account the shares are held. Under applicable Delaware law, broker non-votes on a matter will have no effect on the outcome of the vote.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

    As of March 4, 2002, there were 42,000,066 shares of Common Stock outstanding. The only persons known by the Company to beneficially own more than five percent of the Company's Common Stock as of March 4, 2002, are as follows:

                                                              AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP
                                                              (NUMBER OF SHARES)(1)
                                                              ---------------------   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                  TOTAL           OF CLASS
------------------------------------                          ---------------------   --------
Abanat Limited(2)...........................................        6,282,443           13.1%
  c/o P.O. Box 222
  Jeddah, Saudi Arabia 21411
Citigroup, Inc.(3)..........................................       23,780,993           38.9%
  399 Park Avenue
  New York, NY 10022
Edelson Technology Partners III, L.P.(4)....................        2,349,998            5.6%
  300 Tice Boulevard
  Woodcliff Lake, NJ 07675

------------------------

(1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares the power to vote or to direct the voting of ("voting power") or the power to dispose or to direct the disposition of ("dispositive power") the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he or she has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

(2) Includes 388,199 shares of Common Stock, 1,449,800 shares of common stock to be issued upon the exercise of outstanding warrants and 4,444,444 shares of common stock underlying convertible debentures. H.E. Abdul Aziz Al-Sulaiman exercises investment and voting control over all of our securities owned by Abanat Limited.

(3) Includes 4,704,717 shares of Common Stock, 11,777,929 shares of common stock to be issued upon the conversion of Series A, Series C-IV, Series C-V and Series C-VI Preferred and 7,298,347 shares of common stock to be issued upon the exercise of outstanding warrants. These shares are beneficially owned by The Travelers Insurance Company and The Travelers Indemnity Company, which are indirect subsidiaries of Citigroup, Inc.

(4) Harry Edelson, General Partner, exercises investment and voting control over all of our securities owned by Edelson Technology Partners III, L.P.

             SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

    The following information with respect to beneficial ownership, as of March 4, 2002, of shares of Common Stock is furnished with respect to (i) each director and nominee for director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table appearing on page 9 of this Proxy Statement, and (iii) all current directors and executive officers as a group, together with their respective percentages. Unless otherwise indicated below, the address of each person named in the table below is in the care of On2 Technologies, Inc., 145 Hudson Street, New York, New York 10013.

                                                               AMOUNT AND NATURE OF
                                                               BENEFICIAL OWNERSHIP
                                                               (NUMBER OF SHARES)(1)
                                                              -----------------------
                                                                             PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                            TOTAL        OF CLASS
------------------------------------                          ---------      --------
Douglas A. McIntyre, Director, President and Chief Executive  1,300,000        3.0%
  Officer(2)................................................

Daniel B. Miller, Director, Founder and Chief Technology      1,423,681        3.4%
  Officer(3)................................................

Mark J. Meagher, Director, Executive Vice President and         472,500        1.1%
  Chief Financial Officer(4)................................

Stephen D. Klein, Director(5)...............................    125,000          *
  Active Buddy
  24 West 25th Street
  5th Floor
  New York, NY 10010

William A. Newman, Director(6)..............................    125,660          *
  McGuireWoods LLP
  9 West 57th Street
  New York, NY 10019

Jack L. Rivkin, Director(7).................................    125,000          *

Strauss Zelnick, Director and Non-Executive Chairman of the     657,414        1.6
  Board(8)..................................................

Thomas Weigman(9)...........................................    100,000          *
  c/o On2 Technologies
  145 Hudson Street, 5th floor
  New York, NY 10013

All current directors and executive officers as a group (8    4,329,182        9.6%
  persons)..................................................

------------------------

*   Represents less than one percent (1%)

(1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares voting power or dispositive power with respect to the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he or she has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

(2) Represents options to purchase 1,300,000 shares of Common Stock that are exerciseable within 60 days.

(3) Includes 1,123,681 shares of Common Stock and options to purchase 300,000 shares of Common Stock that are exerciseable within 60 days.

(4) Includes 10,000, shares of Common Stock and options to purchase 462,500 shares of Common Stock that are exerciseable within 60 days.

(5) Represents options to purchase 125,000 shares of Common Stock that are exerciseable within 60 days.

(6) Includes 660 shares of Common Stock and options to purchase 125,000 shares of Common Stock that are exerciseable within 60 days.

(7) Represents options to purchase 125,000 shares of Common Stock that are exerciseable within 60 days.

(8) Includes 199,732 shares of Common Stock and options to purchase 457,682 shares of Common Stock that are exerciseable within 60 days.

(9) Represents options to purchase 100,000 shares of Common Stock that are exerciseable within 60 days.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The persons named below have been nominated by the Board of Directors for election to the Board of Directors at the Annual Meeting. All of the nominees are currently directors and, with the exception of Thomas Weigman and Mark
J. Meagher, were elected at the last Annual Meeting of Stockholders. The persons elected will hold office as directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is expected that each of the nominees will be able to serve, but in the event that any such nominee is unable to serve for any reason, the shares represented by properly executed proxies may be voted at the discretion of the persons named therein for a substitute nominee or nominees.

    The following sets forth the names, ages, offices and business experience, of the nominees and the executive officers of the Company and other information with respect to them:

NOMINEES:

NAME                                          AGE         PRINCIPAL OCCUPATION DURING THE LAST 5 YEARS
----                                        --------   ---------------------------------------------------
Douglas A. McIntyre.......................     45      Mr. McIntyre has been the President and Chief
                                                       Executive Officer of the Company since April of
                                                       2000 and a Director of the Company since May of
                                                       2000. From 1998 to March of 2000, he served as
                                                       President and Chief Executive Officer of
                                                       FutureSource/Bridge L.L.C. From 1996 to 1997, he
                                                       served as President of Switchboard.com Inc. Mr.
                                                       McIntyre also serves as a director on the board of
                                                       TheStreet.com and Vicinity Corporation.

Daniel B. Miller..........................     42      Mr. Miller is a Founder of the Company and has been
                                                       a Director of the Company since 1992. He has been
                                                       the Chief Technology Officer of the Company since
                                                       April of 2000. Prior to that time, he served as the
                                                       Chief Executive Officer of the Company from June of
                                                       1999 to April of 2000 and President of the Company
                                                       from 1994 to June of 1999.

Stephen D. Klein..........................     41      Mr. Klein has served as a Director of the Company
                                                       since December of 1999. From April 2001 to the
                                                       present, Mr. Klein has been the CEO of Active
                                                       Buddy, Inc., a software development company based
                                                       in New York. From May of 1997 until the present, he
                                                       has been the Chairman/Founder of iBalls LLC, a
                                                       digital marketing company serving clients seeking
                                                       to attract customers via the Internet, that was
                                                       acquired by Avenue A, a publicly traded company.
                                                       From 1989 to December 1999, he was the Managing
                                                       Partner/Director of Media and Interactive Services
                                                       at Kirshenbaum, Bond & Partners, a full-service
                                                       advertising agency. In addition, since 1997, Mr.
                                                       Klein has been a Co-founder and Chairman of the
                                                       Board of Wattage Monitor, Inc.

NAME                                          AGE         PRINCIPAL OCCUPATION DURING THE LAST 5 YEARS
----                                        --------   ---------------------------------------------------
William A. Newman.........................     54      Mr. Newman has served as a Director of the Company
                                                       since August of 2000. From November of 1999 until
                                                       the present, Mr. Newman has been the Managing
                                                       Partner of the New York office of the law firm of
                                                       McGuireWoods LLP. From March of 1998 until November
                                                       of 1999, he was a partner at the law firm of
                                                       Greenberg Traurig and prior to that time, he was a
                                                       partner at the law firm of Blumenthal & Lynne, PC.

Jack L. Rivkin............................     60      Mr. Rivkin has served as a Director of the Company
                                                       since May of 1997. He is formerly an Executive Vice
                                                       President of Citigroup Investments, Inc., an
                                                       affiliate of The Travelers Insurance Group. He was
                                                       Vice Chairman and Director of Global Research at
                                                       Smith Barney from March of 1993 to October of 1995.
                                                       Mr. Rivkin is a director of Celltech Group PLC and
                                                       PRT Group Inc.

Strauss Zelnick...........................     43      Mr. Zelnick has served as a Director of the Company
                                                       since January of 2000 and has been the
                                                       Non-Executive Chairman of the Board since January
                                                       of 2001. Mr. Zelnick is a principal in ZelnickMedia
                                                       Corporation and Chairman of Nippon Columbia Co.,
                                                       Ltd. From July of 1998 until December of 2000, Mr.
                                                       Zelnick was the President and Chief Executive
                                                       Officer of BMG Entertainment, a unit of Bertelsmann
                                                       AG. Prior to that, he was the President and Chief
                                                       Executive Officer of BMG's North American business
                                                       unit. Prior to that, he was the President and Chief
                                                       Executive Officer of BMG's North American business
                                                       unit. Prior to that he was the President and Chief
                                                       Executive Officer of Crystal Dynamics, Inc., and
                                                       prior to that he was the President and Chief
                                                       Operating Officer of Twentieth Century Fox.

Mark J. Meagher...........................     69      Mr. Meagher has been the Executive Vice President
                                                       and Chief Financial Officer of the Company since
                                                       May of 2000 and a Director of the Company since
                                                       February 25, 2002. From September of 1998 to April
                                                       of 2000, he was the Executive Vice President and
                                                       Chief Operating Officer of FutureSource/Bridge
                                                       L.L.C. From January of 1997 until August of 1998,
                                                       he was the Chief Financial Officer and Director of
                                                       BKB Pharm. L.L.C. Prior to that, he was a partner
                                                       in Holding Capital Group.

Thomas Weigman............................     54      Mr. Weigman has served as a Director of the Company
                                                       since February 25, 2002. From February of 1999 to
                                                       July of 2000 Mr. Weigman was Senior Vice President,
                                                       Consumer Strategy and Communications, of the Sprint
                                                       Corporation. From January of 1995 to February of
                                                       1999 Mr. Weigman was the President of the Consumer
                                                       Services Group--Long Distance Division of the
                                                       Sprint Corporation.

    No family relationship exists between any of the nominees for election as directors of the Company.

                       BOARD OF DIRECTORS AND COMMITTEES

COMPOSITION OF THE BOARD

    The Company's Certificate of Incorporation and Bylaws provide that the number of directors constituting the Board of Directors shall be such number, not less than three nor more than eight, as is established from time to time by resolution of the Board of Directors. The Board of Directors currently consists of eight directors whose terms will expire at the close of the Annual Meeting. The nominees for directors for election at the Annual Meeting to serve until the annual meeting of stockholders in 2002 are Messrs. McIntyre, Miller, Klein, Newman, Rivkin, Zelnick, Meagher and Weigman. A vacancy in the Board of Directors may be filled by a vote of the majority of the remaining directors of the Company pursuant to the Company's Certificate of Incorporation and Bylaws.

    The Certificates of Designation of Powers, Preferences and Rights of the Series C-II Preferred Stock and the Series C-III Preferred Stock provide that if and to the extent that the aggregate number of (i) shares of Common Stock at the time owned directly or indirectly of record by the holders of the Series C-II Preferred Stock and holders of the Series C-III Preferred Stock and other certain specified purchasers of preferred stock and (ii) shares of Common Stock that underlie the Series C-II Preferred Stock, the Series C-III Preferred Stock and certain other specified preferred stock equals or exceeds 10% of the Company's issued and outstanding shares of Common Stock (counting all such shares of Preferred Stock as issued and outstanding for these purposes), then the holders of a majority of the aggregate of such shares of Preferred Stock shall have the right to nominate one individual for election to the Board of Directors. In addition, for as long as the holders of the Company's Series A Convertible Debentures due 2005, any shares of Common Stock into which such debentures are convertible, the warrants issued in connection therewith and any shares of Common Stock issuable upon due exercise of such warrants, beneficially own at least 10% of the outstanding Common Stock of the Company, at such holders' request, the Company shall use its best efforts to cause and maintain the election to the Board of Directors of one designee of the holders of a majority of such securities. The Company has not been advised on the occurrence of either of these events.

DIRECTOR COMPENSATION

    The Company has agreed to pay Mr. Zelnick an annual fee of $200,000 (payable in Common Stock or cash), as compensation for serving as the Non-Executive Chairman of the Board of Directors. By resolution of the Board of Directors, each other non-employee director is entitled to a grant of 30,000 options each fiscal year under the 1999 Stock Option Plan, vesting one-third each year with an exercise price determined at the close of business on the trading day prior to the date of grant. See "Executive Compensation--Stock Option Plans."

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board has established an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee.

    The duties of the Audit Committee are to provide assistance to the Board of Directors in fulfilling their oversight responsibility relating to the corporate accounting and reporting practices of the Company, including recommending to the Board the selection of independent certified public accountants to audit annually the books and records of the Company, reviewing the activities and the reports of the independent certified public accountants, and reporting the results of such review to the Board. See "Report of the Audit Committee." The Audit Committee also monitors the adequacy of the Company's internal controls. The members of the Audit Committee are Messrs. Newman, Rivkin and Zelnick. Since the Company is a small business issuer, the Audit Committee is not required to be composed entirely of "independent" directors under the rules of the American Stock Exchange. The Audit Committee met four times during the fiscal year ended December 31, 2001.

    The duties of the Compensation Committee are to make recommendations and reports to the Board with respect to the salaries, bonuses and other compensation to be paid to the Company's officers and to administer all plans relating to the compensation of such officers and other employees of the Company. The members of the Compensation Committee are Messrs. Klein, Newman and Rivkin. The Compensation Committee met two times during the fiscal year ended December 31, 2001.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    During the fiscal year ended December 31, 2001, the Company's Board of Directors held four regularly scheduled meetings, and each director attended at least 75% of the aggregate of (a) the total number of regularly scheduled meetings of the Board and (b) the total number of meetings held by all committees of the Board on which the director served during the fiscal year ended December 31, 2001.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers and persons who own more than 10% of any class of the Company's capital stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership and to provide copies of such reports to the Company. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed during the fiscal year ended December 31, 2001, the Company believes that all filing requirements applicable to its officers, directors and beneficial owners of greater than 10% of its Common Stock have been complied with during the most recent fiscal year, with the exception that Mr. Miller filed a Form 4 late and Messrs. Klein and Zelnick filed a Form 5 late.

                         REPORT OF THE AUDIT COMMITTEE

    In accordance with a written charter adopted by the Company's Board of Directors, the Audit Committee of the Company's Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting processes. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.

    In this context, the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

    The Audit Committee discussed with the Company's management and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the management and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's accounting principles.

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the period ended December 31, 2001 for filing with the Securities and Exchange Commission.

    Members of the Audit Committee

        William A. Newman

        Jack L. Rivkin

        Strauss Zelnick

                                  AUDIT FEES:

    Audit fees billed (or expected to be billed) to the Company by Arthur Anderson LLP for the audit of the Company's annual financial statements for the 2001 fiscal year and review of the quarterly financial statements included in the Company's quarterly reports on Form 10-QSB for the 2001 fiscal year totaled $83,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

    The Company did not engage Arthur Anderson LLP to provide advice to the Company regarding financial information systems design and implementation during the 2001 fiscal year.

                                ALL OTHER FEES:

    Fees billed to the Company by Arthur Anderson LLP for the Company's 2001 fiscal year for all other non-audit services rendered to the Company totaled $16,000. These fees were paid to Arthur Anderson LLP in connection with obtaining Anderson's consent to use its report in various registration statements filed by the Company. The audit committee believes that the provision of these services was compatible with maintaining Arthur Anderson's independence from the Company.

                             EXECUTIVE COMPENSATION

    The table below sets forth, for the fiscal year ended December 31, 2001, the fiscal year ended December 31, 2000 and the fiscal year ended December 31, 1999, the annual and long-term compensation for services in all capacities to the Company and its subsidiaries of those persons who, at December 31, 2001, were the Company's Chief Executive Officer and the next two highest compensated executive officers (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                    ANNUAL COMPENSATION          COMPENSATION(1)
NAME AND                       ------------------------------   ------------------       ALL OTHER
PRINCIPAL POSITION               YEAR      SALARY    BONUS($)   OPTIONS/SARS(#)(2)   COMPENSATION($)(3)
-----------------------------  --------   --------   --------   ------------------   ------------------
Douglas A. McIntyre..........    2001     $375,000   $     --        1,000,000             $   --
President and Chief              2000     $265,625   $253,000        1,600,000             $   --
  Executive Officer
Daniel B. Miller.............    2001     $175,000   $     --          100,000             $1,367
Founder and Chief                2000     $150,000   $ 96,552          400,000             $2,002
  Technology Officer             1999     $150,000     75,000               --              1,125
Mark J. Meagher..............    2001     $185,000   $     --          175,000             $   --
Executive Vice                   2000     $123,333   $ 35,000          375,000             $   --
  President and Chief
  Financial Officer

------------------------

(1) The Company did not pay to its Chief Executive Officer or any named executive officer any compensation intended to serve as incentive for performance to occur over a period longer than one year pursuant to a long-term incentive plan in the time period indicated above. The Company does not have any defined benefit or actuarial plan with respect to its Chief Executive Officer or any named executive officer under which benefits are determined primarily by final compensation and years of service.

(2) Options to acquire shares of Common Stock. The Company does not have any outstanding stock appreciation rights.

(3) Represents Company matching contributions under defined contribution plan.

                               STOCK OPTION PLANS

    In June of 1999, the Company adopted the 1999 Stock Option Plan that replaced all outstanding option plans to date. Under the 1999 Stock Option Plan, all options issued under prior plans were recognized as issued and outstanding under the original terms granted. The Company had originally reserved 4,000,000 shares of Common Stock for issuance under the 1999 Stock Option Plan.

    In February of 2000, the Company amended the 1999 Stock Option Plan to create the 1999 Amended and Restated Incentive and Nonqualified Stock Option Plan (the "1999 Plan"). The 1999 Plan increased the shares of Common Stock reserved for issuance from 4,000,000 to 5,500,000. The Company's stockholders approved the 1999 Plan in May of 2000. The 1999 Plan provides for the issuance of incentive stock options, which are intended to qualify under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options and restricted stock grants. The granting of incentive stock options is subject to the limitations as set forth in the 1999 Plan. Directors, officers, employees and consultants are eligible to receive grants under the 1999 Plan. The Compensation Committee of the Board of Directors has the authority to approve option grants and the terms, which include the option price and the vesting terms. Options granted under the 1999 Plan expire after a ten-year period and are subject to acceleration upon the occurrence of certain events.

    In September of 2000, the Board of Directors adopted the 2000 Nonqualified Stock Option Plan (the "2000 Plan"). The 2000 Plan reserved for issuance 5,000,000 shares of the Company's Common Stock. The 2000 Plan authorizes the Board of Directors to issue nonqualified stock options as provided in section 422 of the Code, restricted stock and stock appreciation rights. Only employees, including executive officers, of the Company and its subsidiaries are eligible to receive grants under the 2000 Plan. Stockholder approval of the 2000 Plan is not required. The Compensation Committee of the Board of Directors has the authority to approve option grants and the terms, which include the option price and the vesting terms. Options granted under the 2000 Plan expire after a ten-year period and are subject to acceleration upon the occurrence of certain events.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

    The following table sets forth additional information concerning individual grants of stock options and/or stock appreciation rights during the last completed fiscal year to any of the Named Executive Officers:

                                                                                                       POTENTIAL REALIZABLE
                                                                                                             VALUE AT
                                                          INDIVIDUAL GRANTS                               ASSUMED ANNUAL
                                  ------------------------------------------------------------------      RATES OF STOCK
                                    NUMBER OF     PERCENT OF TOTAL                                      PRICE APPRECIATION
                                   SECURITIES       OPTIONS/SARS                                            FOR 10-YEAR
                                   UNDERLYING        GRANTED TO      EXERCISE OR                          OPTION TERM(1)
                                  OPTIONS/SARS      EMPLOYEES IN     BASE PRICE                        ---------------------
NAME                              GRANTED(#)(2)         2000           ($/SH)       EXPIRATION DATE     5% ($)      10% ($)
--------------------------------  -------------   ----------------   -----------   -----------------   ---------   ---------
Douglas A. McIntyre.............    500,000(3)         15.45%           $0.80         August 8, 2011   $251,558    $637,497
                                    500,000(4)         15.45%            0.33      December 20, 2011    103,768     262,968
Daniel B. Miller................    100,000(3)          3.09%           $0.80         August 8, 2011   $ 50,312    $127,499
Mark J. Meagher.................    125,000(3)          3.86%           $0.80         August 8, 2011   $ 62,889    $159,374
                                     50,000(4)          1.55%            0.33       December 3, 2011     10,377      26,297

--------------------------

(1) The potential realizable value is calculated as the "option spread" assuming the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. All options listed have a term of 10 years. Stock price appreciation of 5% and 10% is assumed pursuant to the rules of the Securities and Exchange Commission. There can be no assurance that the actual stock price will appreciate over the 10-year option term at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers. These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code of 1986 and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting.

(2) Options to acquire shares of Common Stock. The Company does not have any outstanding stock appreciation rights.

(3) One-half of these options vest on each of August 9, 2001 and August 9, 2002.

(4) One-half of these options vest on each of January 1, 2002 and January 1, 2003.

                  AGGREGATED EXERCISES IN LAST FISCAL YEAR AND
                   FISCAL YEAR-END UNEXERCISED OPTION VALUES

    The table below sets forth information with respect to option exercises during fiscal 2001 and the number and value of options held at December 31, 2001 by each of the Named Executive Officers.

                                                                 NUMBER OF SECURITIES                VALUE OF
                                                                      UNDERLYING                UNEXERCISED IN-THE-
                                                                      UNEXERCISED                MONEY OPTIONS AT
                                                                  OPTIONS AT 12/31/00              12/31/00 (1)
                                                                      # OF SHARES                        $
                                 SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
NAME                               ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------------  ---------------   --------   -----------   -------------   -----------   -------------
Douglas A. McIntyre............           --       $    --      900,000       1,700,000      $     --      $    5,000
Daniel B. Miller...............           --            --      200,000         300,000            --              --
Mark J. Meagher................           --            --      312,500         237.500            --      $      500

------------------------

(1) Based on a value of $0.34 per share, the closing price of the Company's common shares on the American Stock Exchange on December 31, 2001 minus the share exercise price, multiplied by the number of shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company believes that the terms of each transaction described below are comparable to, or more favorable to, the Company than the terms that would have been obtained in an arms' length transaction with an unaffiliated party.

    During the years ended December 31, 2001 the Company retained McGuireWoods LLC to perform certain legal services on its behalf and incurred approximately $340,000 for such legal services. William A. Newman, a director of the Company, is a partner of McGuireWoods LLC.

    On July 18, 2001, we entered into a Unit Purchase Agreement with Travelers whereby we sold an aggregate of 3,571,429 units which consisted of a share of our common stock and a warrant to purchase 1.5 shares of our common stock. We received net proceeds of $2,000,000. On August 10, 2001, we entered into a new agreement with Travelers, rescinding the Unit Purchase Agreement and providing that Travelers would receive 3,571,429 shares of preferred stock which are not convertible into our common stock for a period of six months. In addition, we agreed to issue warrants to Travelers which cannot be exercised for a period of six months. The price per share paid by Travelers was approximately $0.56 per share. The average closing price of our common stock for the 10 days prior to July 18, 2001 was approximately $0.51 per share. Travelers also received warrants to acquire our common stock that were issued in the private placement to compensate the investor for purchasing shares that are not registered for resale under the Securities Act. Jack L. Rivkin, a director, was an officer of an affiliate of Travelers until December 31, 2001.

    Also on July 18, 2001, we entered into a Development Services and License Agreement and a Common Stock Purchase Agreement with RealNetworks whereby we agreed to use RealNetworks as our exclusive delivery platform for On2 encoded content in exchange for which RealNetworks acquired 1,785,714 shares of our common stock and became a holder of 5.05% of our common stock. In connection with our agreements with RealNetworks, we will license our proprietary VP4 compression technology for use in RealNetworks' proprietary media delivery products and services. Our agreements with RealNetworks have a term of 4 years and contemplate payments to us for the license and other services to be provided by us. Management believes that the contract with RealNetworks is of significant benefit to us. RealNetworks was not a related party prior to entering into this transaction with it, and the arrangement with it was negotiated at arms' length.

    In June of 2000, we issued 1,644,304 shares of Series C Preferred Stock and warrants to purchase 411,076 shares of our common stock to Travelers. In addition, on January 19, 2001, we and Travelers entered into a Deferred Pricing Agreement whereby as of December 31, 2001, we (A) canceled the Series C Preferred Stock and in its place issued 1,849,057 shares of Series C-IV Preferred Stock, par value $0.01 per share, and 4,099,678 shares of Series C-V Preferred Stock, par value $0.01 per share, and (B) canceled the Series C warrants and in their place issued 462,264 warrants with an exercise price of $2.65 and 1,024,920 warrants with an exercise price of $1.14. Jack L. Rivkin, a director, was an officer of an affiliate of Travelers until December 31, 2001 and Travelers is one of our stockholders.

RECOMMENDATION:

    THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES SET FORTH IN PROPOSAL 1.

                                   PROPOSAL 2
    APPROVAL OF THE POTENTIAL SALE OF UP TO 9,000,000 SHARES OF COMMON STOCK
                          TO CROSSOVER VENTURES, INC.

DESCRIPTION OF THE PROPOSAL AND THE AGREEMENTS

    The Company originally obtained a standby equity-based credit facility with Crossover Ventures, Inc. ("Crossover Ventures") pursuant to the Common Stock Purchase Agreement, dated as of December 1, 2000, between the Company and Crossover Ventures (the "First Common Stock Purchase Agreement"). The First Common Stock Purchase Agreement allows the Company to determine the number of shares to sell to Crossover Ventures, if any, subject to certain volume and pricing limitations. Crossover Ventures has committed to purchase $23.0 million (that can be increased to $40.0 million as described below under Description of the Second Common Stock Purchase Agreement--Overview) of Common Stock pursuant to the First Common Stock Purchase Agreement. At the last Annual Meeting of Stockholders the Company sought, and obtained, stockholder approval to sell up to 15,500,000 shares of Common Stock to Crossover Ventures under the First Stock Purchase Agreement. As of March 5, 2002, the Company had sold 12,010,252 shares of Common Stock to Crossover Ventures pursuant to the First Common Stock Purchase Agreement. In addition, we issued to Crossover Ventures warrants to purchase 50,000 shares of Common Stock with an exercise price of $1.52. The warrants are exercisable beginning on June 1, 2001 and will expire on June 1, 2004.

    The Company obtained a second standby equity-based credit facility with Crossover Ventures, Inc. ("Crossover Ventures") pursuant to the Common Stock Purchase Agreement, dated as of November 21, 2001, between the Company and Crossover Ventures (the "Second Common Stock Purchase Agreement"). The Second Common Stock Purchase Agreement allows the Company to determine the number of shares to sell to Crossover Ventures, if any, subject to certain volume and pricing limitations. Crossover Ventures has committed to purchase $23.0 million (that can be increased to $40.0 million as described below under Description of the Second Common Stock Purchase Agreement--Overview) of Common Stock pursuant to the Second Common Stock Purchase Agreement. The rules of the American Stock Exchange require us to seek stockholder approval to sell more that 20% of our Common Stock outstanding as of November 21, 2001, under the Second Common Stock Purchase Agreement. As of March 6, 2002, the Company had not sold any shares of Common Stock to Crossover Ventures pursuant to the Second Common Stock Purchase Agreement.

    Although the total number of shares that we may sell under both common stock agreements will not exceed 24,500,000 shares, Crossover Ventures has committed up to $46,000,000 under both common stock purchase agreements. In addition, if we meet the two conditions described below under Description of the Second Common Stock Purchase Agreement--Overview, Crossover Ventures will be required to commit $80,000,000 to purchase no more than the 24,500,000 shares.

    The Board of Directors believes that permitting the Company to sell up to 9,000,000 shares of Common Stock to Crossover Ventures under the Second Common Stock Purchase Agreement would benefit the Company and its stockholders by giving the Company the needed flexibility in its corporate planning and financing. The Company will require additional funding to adequately finance the growth of its current operations and the fulfillment of its strategic objectives. Therefore, increasing the number of shares of Common Stock that the Company can elect to sell to Crossover Ventures under the Common Stock Purchase Agreement would enable the Company to acquire additional capital at its discretion. Proceeds from the Common Stock Purchase Agreement can be used for general corporate purposes or used in connection with a special transaction such as an acquisition.

    Approval of this Proposal would permit the Company to sell up to a total of 24,500,000 shares of Common Stock to Crossover Ventures under the stock purchase agreements without requiring any further stockholder approval. To the extent that additional shares of Common Stock are sold under either Common Stock Purchase Agreement, such sales would decrease the existing stockholders percentage equity ownership and will be dilutive to the existing stockholders. The Common Stock has no preemptive rights.

DESCRIPTION OF THE SECOND COMMON STOCK PURCHASE AGREEMENT

    OVERVIEW.

    We entered into the Second Common Stock Purchase Agreement with Crossover Ventures for the sale, from time to time, of shares of our Common Stock. Pursuant to the terms of the Second Common Stock Purchase Agreement, Crossover Ventures has committed up to $23,000,000 to purchase shares of our Common Stock over a 36 month period. Crossover Ventures may be required to commit an additional $17,000,000 for the purchase of our Common Stock pursuant to both common stock purchase agreements, if after one year the following conditions are met:

    (a) the average daily market price of our Common Stock during any 10 consecutive trading days exceeds $10, and

    (b) the average trading volume of our Common Stock during any 20 consecutive trading days, which includes the relevant 10 trading days above, equals or exceeds 100,000 shares.

THE DRAW DOWN PROCEDURE

    We may request a draw down by faxing a draw down notice to Crossover Ventures, setting forth:

    - the amount of the draw down

    - the minimum threshold price, if any, at which we are willing to sell the shares of our common stock, and

    - the date the pricing period begins.

    The first 10 trading days from the date which the pricing period begins will be used to determine the number of shares of our common stock we will issue to Crossover Ventures on the first settlement with respect to that draw down.

    The second 10 trading day period will be used to determine the number of shares to be issued on the second settlement with respect to that same drawn down.

    At the end of each of two 10 consecutive day trading periods following the draw down request, we and Crossover Ventures will calculate, based upon the volume-weighted average stock price during each of these 10-day periods, the following with respect to a separate settlement for each 10-day trading period:

    - any limit on the draw down amount for each period,

    - the number of shares of our common stock that we will issue to Crossover Ventures at the end of each 10-day period, and

    - the price per share paid by Crossover Ventures.

AMOUNT OF THE DRAW

    Once every 25 trading days, we may request, and Crossover Ventures, Inc. is obligated to fund, a draw up to a maximum amount based on a formula of the weighted average common stock price and the average trading volume of our common stock. The minimum draw down amount under this common stock purchase agreement is also based upon a formula of the weighted average common stock price and the average trading volume of our common stock. If the volume weighted average common stock price for a 10-day trading period exceeds $0.30, the minimum draw down amount will be $300,000. The maximum draw down amount will be the greater of (a) $500,000 or (b) $300,000 and 4.5% of the volume weighted average common stock price for the preceding 30-day period multiplied by the total trading volume of the common stock for the preceding 3-month period. If the volume weighted average common stock price for a 10-day trading period exceeds $0.20 and is equal to or less than $0.30, the minimum draw down amount will be $200,000. The maximum draw down amount will be $200,000 and 4.5% of the volume weighted average common stock price for the preceding 30-day period multiplied by the total trading volume of the common stock for the preceding 3-month period. If the volume weighted average common stock price for a 10-day trading period exceeds $0.10 and is equal to or less than $0.20, the minimum drawn down amount will be $100,000. The maximum draw down amount will be $100,000 and 4.5% of the volume weighted average common stock price for the preceding 30-day period multiplied by the total trading volume of the common stock for the preceding 3-month period. We may not request a draw down if the 10-day average of the price of our common stock is less than $.10.

    If the volume-weighted average daily price for any given trading day is below the threshold price set by us in the draw down notice during the 20 trading days immediately following the date we give notice, then the draw down amount that Crossover Ventures is obligated to pay is correspondingly reduced by 1/20th for each day that is below the threshold price. Thus, if the daily price for a day is below the threshold price we will not issue any shares of our common stock and Crossover Ventures will not purchase any shares of common stock for that day. In addition, if the trading of our common stock is suspended for more than three hours on any trading day or if the registration statement covering the common stock is not effective, then the amount of the draw down shall be reduced by 1/20th and Crossover Ventures will not purchase any shares of our common stock for that day.

    As we sell shares of common stock to Crossover Ventures under the common stock purchase agreements, and then Crossover Ventures sells the common stock to third parties, our common stock price may decrease due to the additional shares in the market. If we decide to draw down under the common stock purchase agreements as the price of our common stock decreases, we will be required to issue more shares of our common stock for any given dollar amount invested by Crossover Ventures, subject to the minimum selling price we specify. The more shares that are issued under the common stock purchase agreements, the more our shares will be diluted and the more our stock price may decline. The following table represents the number of shares of common stock we would be required to issue to Crossover Ventures at price levels ranging from $2.75 to $0.25 (adjusted for contractual discounts), which approximates the high and low price of our common stock over the last 52 weeks. This analysis assumes we request a draw down of $300,000 for a 20-day period.

                                           NUMBER OF SHARES OF COMMON
        VOLUME WEIGHTED                         STOCK ISSUED TO
AVERAGE PRICE FOR 20-DAY PERIOD                CROSSOVER VENTURES
-------------------------------            --------------------------
             $2.75                                    109,091
             $2.25                                    133,333
             $1.75                                    171,429
             $1.25                                    240,000
             $0.75                                    400,000
             $0.25                                  1,200,000

SPECIAL ACTIVITY DRAW DOWN

    If we expect to incur a one time charge for any reason, including an acquisition, we may notify Crossover Ventures of that special activity 21 days in advance, and we will be able to issue a draw down notice to Crossover Ventures every 22 days instead of every 25 days for a 10 week period. In connection with a special activity draw down, Crossover Ventures shall receive an additional three percent (3%) discount to the average daily market price of our common stock.

NECESSARY CONDITIONS BEFORE CROSSOVER VENTURES IS OBLIGATED TO PURCHASE OUR
  COMMON STOCK

    The following conditions must be satisfied before Crossover Ventures is obligated to purchase shares of our common stock:

    - A registration statement for the shares of common stock we will be issuing must be declared effective by the SEC and must remain effective and available as of the draw down settlement date for making resales of the shares of common stock purchased by Crossover Ventures.

    - No event has occurred that has a material adverse effect on our business, operations, properties or financial conditions;

    Trading in our shares of common stock must not have been suspended by the SEC or the national exchange on which our shares are listed, nor shall minimum prices have been established on securities whose trades are reported by the national exchange on which our shares are listed; and

    - Other conditions set forth in the Second Common Stock Purchase Agreement.

TERMINATION OF THE SECOND COMMON STOCK PURCHASE AGREEMENT

    Crossover Ventures may terminate the equity draw down facility under the Second Common Stock Purchase Agreement if any of the following events occur:

    - We suffer a material adverse change in our business, operations, properties, or financial condition;

    - Our shares of common stock are delisted from the American Stock Exchange unless such delisting is in connection with the listing of those shares of common stock on the New York Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market; or

    - We file for protection from creditors.

LIMITATIONS ON CONSOLIDATION, MERGER AND FUTURE FINANCING

    We may not merge or consolidate with any other entity, unless that entity assumes the obligations under the Second Common Stock Purchase Agreement. We have also agreed not to enter into any other standby equity-based credit facility during the term of the Second Common Stock Purchase Agreement.

INDEMNIFICATION OF CROSSOVER VENTURES.

    Crossover Ventures is entitled to customary indemnification from us for any losses or liabilities suffered by it based upon material misstatements or omissions from the registration statement and the prospectus, except as they relate to information supplied by Crossover Ventures to us for inclusion in the registration statement and prospectus.

RECOMMENDATION

    THE BOARD OF DIRECTORS BELIEVES THAT THE POTENTIAL SALE OF UP TO 9,000,000 SHARES OF COMMON STOCK UNDER THE SECOND COMMON STOCK PURCHASE AGREEMENT IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" APPROVAL OF THE SALE OF UP TO 9,000,000 SHARES OF COMMON STOCK SET FORTH IN PROPOSAL 2.

                            INDEPENDENT ACCOUNTANTS

    Arthur Andersen LLP served as the Company's independent accountants for 2001. Representatives of Arthur Andersen will be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire, and to respond to appropriate questions.

    No principal accountant has been selected or is being recommended for election, approval or ratification at the Meeting because the Board of Directors has not yet selected an independent certified public accountant for the year ending December 31, 2002.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors does not know of any matter to be brought before the Annual Meeting, other than the matters described in the Notice of Meeting. If any matters not set forth in the Notice of Meeting accompanying this proxy statement are properly brought before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting by December 21, 2002. Any such proposal must meet the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

    THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, INCLUDING ITEM 6, MANAGEMENT'S DISCUSSION AND ANALYSIS, AND THE FINANCIAL STATEMENTS INCLUDED THEREIN, IS INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CAN BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, 145 HUDSON STREET, NEW YORK, NEW YORK 10013, ATTENTION: INVESTOR RELATIONS.

    This document and the documents incorporated herein by reference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance and are not statements of historical fact. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "objective," "forecast," "goal" or "continue," the negative of such terms, or other comparable terminology. These statements are only predictions, and actual events or results may differ materially. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and in all cases, such statements are subject to the Company's ability to secure additional financing or to increase revenues to support its operations. If the Company cannot secure additional financing or increase its revenues to support its operations, the Company's status as a going concern will remain in doubt. In this regard, the business and operations of the Company are subject to substantial risks that increase the uncertainty inherent in the forward-looking statements contained in this Proxy Statement or the documents incorporated by reference herein. In evaluating the Company's business, you should give careful consideration to the information set forth under the caption "Management's Discussion and Analysis--Risk Factors That May Affect Future Operating Results" in the Company's most recent Form 10-KSB incorporated herein by reference in addition to the other information set forth herein and therein.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                          TIM REUSING
                                          SECRETARY

March [20], 2002

                             ON2 TECHNOLOGIES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Mark J. Meagher, Tim Reusing and Christopher Acquaviva, and each of them, proxies with full power of substitution, to vote the shares of Common Stock in On2 Technologies, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on April 30, 2002 or any adjournments thereof.

1.   ELECTION OF DIRECTORS:  FOR all nominees listed                                WITHHOLD AUTHORITY
                             (EXCEPT AS INDICATED TO THE CONTRARY BELOW) / /        TO VOTE FOR ALL NOMINEES LISTED BELOW / /

    Douglas A. McIntyre Daniel B. Miller Stephen D. Klein William A. Newman
           Jack L. Rivkin Strauss Zelnick Thomas Weigman Mark Meagher

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

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2.  Proposal to approve the potential sale of up to 9,000,000 shares of Common
Stock to Crossover Ventures, Inc. pursuant to the Second Common Stock Purchase
Agreement:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any continuation or adjournment thereof.

                          (CONTINUED ON REVERSE SIDE)
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    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

    The undersigned acknowledges receipt of the Notice of said Annual Meeting and of the Proxy Statement attached thereto.

                                              Dated: _____________________, 2002

                                              __________________________________

                                              __________________________________
                                                 Signature(s) of Stockholder:

                                              *PLEASE SIGN EXACTLY AS NAME
                                              APPEARS AT LEFT. WHEN SIGNING AS
                                              ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                              TRUSTEE, GUARDIAN, ETC., GIVE FULL
                                              TITLE AS SUCH.

                                              Please mark, sign, date and return
                                              the proxy card using the enclosed
                                              envelope.